Exhibit 99.2

California | Colorado | Georgia | Illinois | New Jersey | New York | Texas | Virginia | Washington 2 Q 2 6 Ear ning s Su p p l e m e n t a l P r e s e nt a t io n July 21, 2026 NASDAQ | HAFC

2 TABLE OF CONTENTS 2Q26 PERFORMANCE RESULTS LOAN PORTFOLIO DETAILS 2Q26 FINANCIAL SUMMARY NON - GAAP RECONCILIATION 5 – 21 22 – 30 31 32 – 34

Hanmi Financial Corporation (the “Company”) cautions investors that any statements contained herein that are not historical facts are forward - looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , including, but not limited to, those statements regarding operating performance, financial position, financial results and liquidity, business strategies, regulatory, economic and competitive outlook, investment and expenditure plans, capital and financing needs and availability, litigation, plans and objectives, merger or sale activity, and all other forecasts and statements of expectation or assumption underlying any of the foregoing . These statements involve known and unknown risks and uncertainties that are difficult to predict . Investors should not rely on any forward - looking statement and should consider risks, such as a failure to maintain adequate levels of capital and liquidity to support our operations, general economic and business conditions internationally, nationally and in those areas in which we operate, including any potential recessionary conditions, volatility and deterioration in the credit and equity markets, changes in investor sentiment or consumer spending, borrowing and savings habits, availability of capital from private and government sources, demographic changes, competition for loans and deposits and failure to attract or retain loans and deposits, inflation and fluctuations in interest rates that reduce our margins and yields, the fair value of financial instruments, the level of loan originations or prepayments on loans we have made and make, the level of loan sales and the cost we pay to retain and attract deposits and secure other types of funding, our ability to enter new markets successfully and capitalize on growth opportunities, the current or anticipated impact of military conflict, terrorism, or other geopolitical events, the effect of potential future supervisory action against us or Hanmi Bank and our ability to address any issues raised in our regulatory exams, risks of natural disasters, legal proceedings and litigation brought against us, risks associated with cybersecurity threats, data breaches, ransomware attacks, or other failures in our operational or security systems and infrastructure, including the risks arising from our dependence on third - party service providers and vendors, the failure to maintain current technologies, risks associated with Small Business Administration loans, failure to attract, develop, or retain key employees, our ability to access cost - effective funding, the imposition of tariffs or other domestic or international governmental policies, trade restrictions, and any retaliatory measures impacting our borrowers and the broader economy, the impact of a potential federal government shutdown, which may impact on our ability to effect sales of Small Business Administration loans or debt ceiling impasses or fiscal uncertainty, changes in liquidity, including the size and composition of our deposit portfolio and the percentage of uninsured deposits in the portfolio, fluctuations in real estate values, changes in accounting policies and practices, changes in governmental regulation, including, but not limited to, any increase in FDIC insurance premiums and changes in the monetary policies of the U . S . Treasury and the Board of Governors of the Federal Reserve System, the ability of Hanmi Bank to make distributions to Hanmi Financial Corporation, which is restricted by certain factors, including Hanmi Bank’s retained earnings, net income, prior distributions made, and certain other financial tests, strategic transactions we may enter into, including the costs associated with the evaluation of any strategic opportunities and the overall effects of any acquisitions or dispositions we may make, the adequacy of and changes in the economic assumptions and methodology for computing our allowance for credit losses, our credit quality and the effect of credit quality on our credit losses expense and allowance for credit losses, changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements, our ability to control expenses, the inability of third - party service providers to perform their obligations to us, and the ability of the Company to withstand disruptions that may be caused by ay failure of the operational systems of third parties . Forward - looking statements are based upon the good faith beliefs and expectations of management as of this date only and are further subject to additional risks and uncertainties, including, but not limited to, the risk factors set forth in our earnings release dated July 21 , 2026 , including the section titled “Forward Looking Statements” and the Company’s most recent Form 10 - K, 10 - Q and other filings with the Securities and Exchange Commission . The Company disclaims any obligation to update or revise the forward - looking statements herein . 3 FORWARD - LOOKING STATEMENTS

4 NON - GAAP FINANCIAL INFORMATION This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . These non - GAAP measures include tangible common equity to tangible assets, tangible common equity per share (including without the impact of available for sale securities on the accumulated other comprehensive income) and pro forma regulatory capital . Management uses these “non - GAAP” measures in its analysis of the Company’s performance . Management believes these non - GAAP financial measures allow for better comparability of period to period operating performance . Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors . These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies . A reconciliation of the non - GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation .

5 Net Income $23.5M Diluted EPS $0.79 ROAA 1.20% ROAE 11.09% NIM 3.36% Efficiency Ratio 54.07% Earnings Performance • Net income was $23.5 million, or $0.79 per diluted share, up 4.2% from the first quarter, driven by continued growth in net interest income and lower credit loss expense. Return on average assets and return on average equity during the quarter were healthy at 1.20% and 11.09%, respectively. • Net interest income increased 1.0% from the prior quarter, driven by higher earning asset yields from the growth in commercial real estate and commercial and industrial lending. The increase was further supported by an improved funding mix, including lower - cost interest - bearing deposits and reduced borrowings. Deposits and Loans • Deposits increased 2.3% to $7.0 billion from the prior quarter and noninterest - bearing demand deposits increased to 31% of total deposits, from 30% for the prior quarter. • New loan production was $371.9 million for the second quarter of 2026 at an average rate of 6.59%, while payoffs were $156.4 million at an average rate of 6.39%. Asset Quality and Capital • Asset quality remained strong as nonperforming assets to total assets was 0.12%, an improvement of four basis points from the prior quarter, and nonperforming loans to total loans was 0.15%, also an improvement of four basis points from the prior quarter. • Hanmi returned 58% of second - quarter net earnings to shareholders in the form of $8.3 million in dividends and $5.2 million in share repurchases; capital ratios remained healthy with tangible common equity to tangible assets (1) at 10.03%. 2 Q 26 HIGHLIGHTS (1) Non - GAAP financial measure; refer to the non - GAAP reconciliation slide.

LOAN PRODUCTION 6 Loan production of $371.9 million for the second quarter, which included Commercial Real Estate production of $170.1 million . (1) Weighted average interest rate is the stated loan interest rate weighted by the loan amount. (2) Production includes mortgage loan purchases of $10.3 million, $3.0 million, $3.4 million, and $12.3 million for 2Q25, 3Q25, 4Q25, and 2Q26, respectively. (3) $46.8 million, $44.9 million, $44.1 million, $40.7 million, and $37.1 million of SBA loan production includes $23.3 million, $20.6 million, $22.3 million, $23.9 million, and $20.2 million of loans secured by CRE and the remainder represents C&I loans for 2Q25, 3Q25, 4Q25, 1Q26, and 2Q26, respectively. $170.1M Commercial real estate loan production $89.2M Commercial and industrial loan production $25.5M Equipment finance production $50.0M Residential mortgage production $37.1M SBA loan production 31% 34% 35% 46% 37% 6% $329.6 14% 26% 10% 16% 34% $570.8 8% 18% $374.8 12% 19% 14% 21% $377.9 11% 8% 11% 35% $371.9 10% 13% 7% 24% 7.10% 6.91% 6.90% 6.54% 6.59% 2Q26 SBA (3) 2Q25 CRE 3Q25 C&I 4Q25 Equipment Finance 1Q26 RRE (2) New Production and Weighted Average Interest Rate (1) ($ in millions)

CRE Owner Occupied 13% CRE Multifamily 7% CRE Construction 1% Equipment Finance 5% (2) (2,5) (1, 2) CRE Investor (1, 2) (non - owner) 41% RRE (3) 15% C&I (1,6) 18% $6.54 Billion Loan Portfolio (as of June 30, 2026) LOAN PORTFOLIO 7 Note: Numbers may not add due to rounding. (1) Includes syndicated loans of $572.1 million in total commitments ($474.6 million disbursed) across C&I ($471.3 million committed and $389.0 million disbursed) and CRE ($100.8 million committed and $85.6 million disbursed) (2) CRE is a combination of Investor (non - owner), Owner Occupied, Multifamily, and Construction. Investor (or non - owner occupied) property is where the investor (borrower) does not occupy the property. The primary source of repayment stems from the rental income associated with the respective properties. Owner Occupied property is where the borrower owns and occupies the property. The primary source of repayment is the cash flows from the ongoing operations and activities conducted by the borrower/owner. Multifamily real estate is a residential property that has 5 or more housing units. (3) Residential real estate is a loan (mortgage) secured by a single - family residence, including one to four units (duplexes, triplexes, and fourplexes). RRE also includes $0.8 million of HELOCs and $5.0 million in consumer loans. (4) Weighted average LTV and weighted average DCR calculated when the loan was first underwritten or renewed subsequently. (5) $84.0 million, or 18.3%, of the CRE multifamily loans are rent - controlled in New York City. (6) Includes $234.2 million of loans to nondepository financial institutions (NDFI), principally mortgage credit intermediaries. 2Q26 Average Yield Outstanding ($ in millions) 5.76% $4,022 Commercial Real Estate (CRE) (1,2) Portfolio 5.40% $979 Residential Real Estate (RRE) (3) Portfolio 6.57% $1,171 Commercial & Industrial (C&I) (1,6) Portfolio 6.80% $363 Equipment Finance Portfolio Weighted Average Debt Coverage Ratio (4) Weighted Average Loan - to - Value Ratio (4) # of Loans 2.05x 48.7% 834 CRE (2) Investor (non - owner) 2.68x 46.3% 734 CRE (2) Owner Occupied 1.73x 55.8% 159 CRE (2,5) Multifamily

3.17% 3.20% 3.36% 3.56% 3.64% $4,784 $4,661 $4,714 $4,704 $4,625 2Q26 1Q26 4Q25 3Q25 2Q25 Rate on Interest - Bearing Deposits Average Interest - bearing Deposits DEPOSIT PORTFOLIO Total deposits increased 2.3% to $6.96 billion , from the prior quarter. Noninterest - bearing demand deposits represented 30.7% of total deposits at June 30, 2026. Estimated uninsured deposit liabilities were 43.4% of the deposits. Brokered deposits were low at 1.3% of the deposits. Note: Numbers may not add due to rounding. Deposits 8 ($ in millions) ($ in millions) 1% 1% 1% 31% 31% 30% 1% 1% 31% 31% 1% 1% 1% 20% 1% 19% 1% 15% 15% 15% 20% 19% 19% 15% 15% 2% 2% 2% 2% 3% $6,729 $6,767 $6,678 $6,801 $6,955 31% 30% 30% 31% 31% 2Q26 1Q26 4Q25 3Q25 2Q25 State of California time deposits Time <= $250K Money Market & Savings Demand Noninterest - bearing Time > $250K Brokered time deposits Demand Interest - bearing

9 $57.1 $61.1 $62.9 $63.2 $63.9 3.07% 3.22% 3.28% 3.38% (3) 3.36% 2Q25 3Q25 4Q25 Net Interest Income 1Q26 2Q26 NIM NET INTEREST INCOME | NET INTEREST MARGIN ($ in millions) 3.36% 3.38% (3) 0.06% - 0.05% - 0.03% 1Q26 Loans IB - deposits Borrowings/ Debt 2Q26 Increase Decrease Net interest income for the second quarter was $ 63 . 9 million and net interest margin (taxable equivalent) was 3 . 36% . Net Interest Margin (1) Includes a $0.6 million interest recovery from a previously charged - off loan; represents approximately 3 bps of net interest margin (2) Includes a $0.2 million interest recovery from a previously charged - off loan and loans returned to accruing status; represents approximately 2 bps of net interest margin (3) Includes a $0.5 million special FHLB dividend; represents approximately 2 bps of net interest margin (1) (1) (2) (2) (3)

10 6.00% 6.04% 5.95% 5.90% 5.93% 5.99% 5.95% 6.05% 5.89% 5.91% 5.93% 3.83% 3.67% 3.60% 3.58% 3.50% 3.27% 3.18% 3.17% 5.50% 4.50% 4.28% 4.29% 4.22% 4.50% 4.25% 3.75% 3.75% Jun - 24 Aug - 24 Sep - 24 Dec - 24 Mar - 25 Jun - 25 Aug - 25 Sep - 25 Dec - 25 Mar - 26 Jun - 26 NET INTEREST INCOME SENSITIVITY $983.5 $839.8 $313.3 $456.6 $735.8 $893.5 $297.3 $16.0 $454.8 $1.8 $104.0 $90.0 2Q27 1Q27 Retail 4Q26 Wholesale 3Q26 3.70% 3.68% 3.59% 3.61% 4.50% 4.25% 3.75% 3.75% 3.75% 4.05% 3.97% 3.93% 3.80% 3.67% 2Q25 3Q25 4Q25 Deposits – CD Maturities 㸦 $ in millions 㸧 1Q26 2Q26 Fed Funds Rate (3) Rate on CDs (4) Numbers may not add due to rounding. (1) Yield for loans and rate on interest - bearing deposits represent monthly average yield and rate, respectively. Fed funds rate represents the upper target rate at the end of the month. Beta is measured monthly between August 2024, when the fed funds rate was 5.50%, and August 2025, when the fed funds rate was 4.50%, and between August 2025, when the fed funds rate was 4.50%, and June 2026, when the fed funds rate was 3.75%. (2) Average rates on CDs and interest bearing - deposits for the month of June 2026 were 3.64% and 3.17%, respectively. (3) Fed funds rate represents the upper - target rate at the end of the quarter. (4) Represent weighted average contractual rates. Fed Funds Rate Yield for Loans Rate on Interest - bearing deposits Loan & Deposit Beta (1) Fed Funds Rate & Rate on CDs Rate on CDs (2) Time Horizon: Change in the Fed Funds Rate: Deposit Beta: Aug 24 – Aug 25 - 100 bps 71% Aug 25 – Jun 26 - 75 bps 55%

11 $2.1 31% $1.9 28% $1.0 15% $0.8 12% $0.9 14% Service charges on deposit accounts Trade finance, other service charges, and fees Servicing income Bank - owned life insurance All other operating income NONINTEREST INCOME $46.8 $44.9 $44.1 $40.7 $37.1 $35.4 $32.6 $29.9 $32.5 $20.9 7.61% 6.95% 7.40% 7.88% 7.92% 2Q25 3Q25 4Q25 SBA Loan Sales SBA Production 1Q26 2Q26 SBA Trade Premium $6.8 $5.9 $6.7 $2.2 $1.9 $1.8 $2.1 $1.3 $1.2 $0.6 $0.5 $0.3 $8.1 Noninterest Income 㸦 $ in millions 㸧 $9.9 $8.3 $8.5 $8.3 2Q25 3Q25 Service charges, fees & other 4Q25 Gain on sale of SBA loans $5.9 (1) Numbers may not add due to rounding. (1) Includes $0.4 million, $0.9 million, $0.3 million, and $0.5 million in BOLI death benefits for 2Q25, 3Q25, 1Q26, and 2Q26, respectively. (2) 4Q25, 1Q26, and 2Q26 each had one mortgage loan sale transaction. 2Q25 and 3Q25 had zero and two transactions, respectively. Noninterest income for the second quarter was $8.3 million , down 2.2% from the first quarter, primarily due to a $0.8 million decrease in gain on sale of SBA loans. 2Q26 Service Charges, Fees & Other 㸦 $ in millions 㸧 SBA 7(a) Loan Production and Sales 㸦 $ in millions 㸧 (1) 1Q26 2Q26 Gain of sale of mortgage loans (2) $5.9 (1) (1)

NONINTEREST EXPENSE 12 (1) Includes a $0.6 million and $0.8 million gain from the sale of OREO properties in 2Q25 and 1Q26, respectively. Noninterest expense was $39.0 million for the second quarter, up 1.7% from the first quarter, principally due to an increase in salaries and benefits from an additional business day in the second quarter and annual merit increases. 1.89% 1.90% 1.98% 2.00% 1.99% Noninterest expense / Average assets (annualized) $39.0 $5.2 $2.0 $4.6 $4.4 1) $38.4 $4.8 ( $2.8 $4.4 $4.4 $39.1 $5.9 $2.3 $4.1 $4.3 $37.4 $4.8 $2.0 $3.9 $4.5 $36.3 $4.5 (1) $1.7 $3.7 $4.3 $22.8 $22.0 $22.5 $22.2 $22.1 ($ in millions)

13 $4.1 $12.4 $5.2 $28.7 $10.9 $3.5 $7.4 $11.6 $7.0 $4.6 $17.6 $13.3 $8.9 $4.4 $32.8 0.17% 0.18% 0.27% 0.20% 0.50% 1Q26 2Q26 All Other Delinquent Loans 2Q25 3Q25 4Q25 Equipment Finance Delinquent Loans Note: Numbers may not add due to rounding. ASSET QUALITY – DELINQUENT & CRITICIZED LOANS Delinquent loans / Total loans $22.7 $45.7 $68.2 $97.0 $116.4 $113.9 0.74% 0.69% 1.48% 1.78% 1.74% Criticized loans / Total loans 2Q25 3Q25 Classified 4Q25 1Q26 Special Mention 2Q26 (1) Represents loans 30 to 89 days past due and still accruing. (2) Includes nonaccrual loans of $24.1 million, $19.4 million, $18.1 million, $12.4 million, and $9.9 million as of 2Q25, 3Q25, 4Q25, 1Q26, and 2Q26, respectively. (3) Includes a CRE loan designated nonaccrual of $11.0 million, $10.6 million and $10.2 million for 2Q25 and 3Q25, and 4Q25, respectively. (4) Includes a C&I relationship in the retail industry of $12.2 million, $11.8 million, $11.6 million, $11.4 million, and $11.2 million for 2Q25, 3Q25, 4Q25, 1Q26, and 2Q26, respectively. (5) Includes a CRE loan of $55.0 million, $54.8 million, and $54.5 million in the hospitality industry for 4Q25, 1Q26, and 2Q26, respectively. (6) Includes a CRE loan in the retail industry of $21.2 million for both 1Q26 and 2Q26. (3) $45.4 $16.8 (4) $28.6 (3) $25.9 (3) $46.6 $12.7 (4) $33.9 (4,5) $71.1 The $ 19 . 5 million increase in delinquent loans in the second quarter was primarily driven by a $ 21 . 2 million commercial real estate retail loan . Delinquent Loans (1) 㸦 $ in millions 㸧 Criticized Loans (2) 㸦 $ in millions 㸧 (6) (4, 5, 6) $93.7 (4, 5) (6)

14 Nonperforming assets were $9.9 million at the end of the second quarter, down 20.2% from $12.4 million at the end of the first quarter. $26.0 $19.4 $18.1 $12.4 $2.0 $2.0 $26.0 $21.4 $20.1 $12.4 $9.9 $9.9 0.33% 0.27% 0.26% 0.16% 0.12% 2Q26 1Q26 OREO ASSET QUALITY – NONPERFORMING ASSETS & NONACCRUAL LOANS (1) Nonperforming assets exclude repossessed personal property of $0.6 million, $0.4 million, $0.6 million, $0.3 million, and $0.3 million for 2Q25, 3Q25, 4Q25, 1Q26, and 2Q26, respectively. (2) Specific allowance for credit losses for 2Q25, 3Q25, 4Q25, 1Q26, and 2Q26 was $4.1 million, $4.4 million, $3.4 million, $3.2 million, and $2.6 million, respectively. (3) Residential real estate includes consumer loans. (4) Represents a CRE loan with a balance of $10.2 million, $0.3 million, and $0.3 million at 4Q25, 1Q26, and 2Q26, respectively. 2Q25 3Q25 4Q25 Nonperforming loans Note: Numbers may not add due to rounding. $11.0 $26.0 $18.1 Equipment Finance All other CRE and C&I < $3M Residential Real Estate (3) All other CRE and C&I >= $3M (2) $19.4 (2) (2) (2) $9.9 $2.5 $3.2 $4.2 $12.4 (2) $3.2 $2.5 $2.0 $4.7 $10.2 (4) $1.7 $1.1 $5.1 $10.6 $1.7 $0.3 $6.8 $4.0 $4.0 $7.0 2Q26 1Q26 4Q25 3Q25 2Q25 Nonperforming Assets (1) 㸦 $ in millions 㸧 Nonperforming Nonaccrual Loans 㸦 $ in millions 㸧 assets / Total assets

15 $3.0 $2.4 $2.0 $3.0 $1.6 $0.2 $0.9 $0.2 $0.3 Gross Charge - offs 㸦 $ in millions 㸧 $12.4 $2.6 $2.9 $3.2 $1.9 $9.4 (2) 2Q25 3Q25 4Q25 Equipment Finance Charge - offs 1Q26 2Q26 All Other Loan Charge - offs ASSET QUALITY – GROSS & NET LOAN CHARGE - OFFS $2.3 $1.4 $2.4 $1.0 ($2.1) $0.2 $0.2 $0.3 $11.4 $1.6 $2.6 $1.3 $9.0 (2) ($0.5) $1.6 (1) 0.73% - 0.03% 0.10% 0.16% 0.08% 2Q25 3Q25 4Q25 Equipment Finance Net Charge - offs 1Q26 2Q26 All Other Net Charge - offs Note: Numbers may not add due to rounding. (1) Includes a $2.0 million recovery on a loan previously charged - off in 3Q25. (2) Includes an $8.6 million commercial real estate loan charge - off. Net charge - offs for the second quarter were $1.3 million , or 8 bps annualized. Net Charge - offs (Recoveries) 㸦 $ in millions 㸧 Net Charge - offs / Average loans

16 1.08% 1.08% 1.07% 1.06% 1.07% $70.5 $70.5 $69.9 $66.8 $69.8 2Q26 1Q26 4Q25 2Q25 3Q25 Allowance for credit losses ACL to Loans Credit Loss Expense 㸦 $ in millions 㸧 $7.6 $2.1 $1.9 $2.9 $1.2 2Q25 3Q25 4Q25 Credit loss expense 1Q26 2Q26 The allowance for credit losses was $70.5 million at June 30, 2026, or 1.08% of total loans, unchanged from the prior quarter. Allowance for Credit Losses 㸦 $ in millions 㸧 ACL TREND

17 ACL ANALYSIS BY LOAN TYPE Note: Numbers may not add due to rounding. Loans Allowance Loans Allowance Loans Allowance Loans Allowance Loans Allowance $ 3,948.9 $ 37.5 $ 4,015.3 $ 40.2 $ 4,030.1 $ 38.7 $ 3,998.1 $ 36.8 $ 4,022.3 $ 37.4 CRE 918.0 6.9 1,052.5 7.3 1,074.9 7.8 1,152.6 8.8 1,171.3 8.7 C&I 445.2 11.8 416.9 11.0 408.5 10.4 392.6 11.6 362.8 12.7 Equipment Finance 993.9 10.6 1,043.6 11.3 1,049.9 13.0 1,002.2 13.3 978.9 11.7 RRE & Consumer $ 6,306.0 $ 66.8 $ 6,528.3 $ 69.8 $ 6,563.4 $ 69.9 $ 6,545.5 $ 70.5 $ 6,535.3 $ 70.5 Total ($ in millions) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025

18 15 Year 64% 20 Year 19% 30 Year (2) 17% SECURITIES PORTFOLIO $233 $303 $220 $138 $29 $29 $22 $15 $262 $332 $242 $153 2025 Actual 2028 2027 Interest US Agy 1% US Agy MBS - Residential 61% US Agy MBS - Commercial 18% US Agy CMO 9% Municipal 11% UST 22% US Agy 4% US Agy MBS - Residential 41% US Agy MBS - Commercial 8% Municipal US Agy CMO 8% 17% Available for Sale (1) $962 Million < 1 Year 21% 1 to 3 Year 25% 3 to 5 Years 33% > 5 Years 21% US Agy Residential MBS Maturity $387 Million Unrealized Loss $66 Million Securities Duration 3.5 Years (3) 2026 Principal Note: Numbers may not add due to rounding. (1) Based on the book value. (2) 98.0% constitutes CRA bonds. (3) 2026 year - to - date observed $158.9 million of principal paydown and $14.6 million of interest payments. The $962.3 million securities portfolio (all AFS, no HTM) represented 12% of assets at June 30, 2026, and had a weighted average modified duration of 3.5 years with $65.6 million in an unrealized loss position. Principal Paydowns (3) 㸦 $ in millions 㸧

19 LIQUIDITY 2Q25 3Q25 (1) Rate at June 30, 2026, based on 3 - month SOFR + 166 bps. (2) Issued in August 2021 and due in September 2031. The interest rate is fixed at 3.75% for 5 years. The rate resets quarterly commencing September 1, 2026 to the 3 - month SOFR + 310 bps. 16.3% 15.1% 18.9% 15.6% 15.8% 15.4% 18.3% 15.2% 13.5% 15.2% 13.5% 15.1% 13.4% 17.2% 17.0% 1.3% 1.3% 1.3% 1.3% 1.2% 4Q25 1Q26 2Q26 Liquid Assets to Total Assets Liquid Assets to Total Liabilities Liquid Assets to Deposits Brokered Deposits to Deposits Liquidity Position 㸦 $ in millions 㸧 Cash & Securities at Company - only 㸦 $ in millions 㸧 Company - only Subordinated Debentures 㸦 $ in millions 㸧 Liquidity Ratios % of Assets Balance 4.2% 331 $ Cash & cash equivalents 10.7% 850 Securities (unpledged) 0.2% 17 Loans held for sale 15.1% 1,198 Liquid Assets 18.1% 1,441 FHLB available borrowing capacity 10.8% 858 FRB discount window borrowing capacity 1.8% 140 Federal funds lines (unsecured) available 30.7% 2,439 Secondary Liquidity Sources 45.7% 3,637 $ Bank Liquidity (Liquid Assets + Secondary Liquidity) Balance 8 $ Cash 46 Securities (AFS) 54 $ Amortized Rate Cost Par 5.33% 22 $ 27 $ 2036 Trust Preferred Securities 3.75% 109 110 2031 Subordinated Debt 131 $ 137 $ The Bank and the Company had ample liquidity resources at June 30, 2026. (1) (2)

20 42% 53% 36% 42% $15.1 $22.1 $21.2 $22.6 22% 26% 21% 33% 9% 13% 36% 38% 38% 37% 54% 2Q26 1Q26 4Q25 3Q25 2Q25 $23.5 9.58% 9.80% 9.99% 10.11% 10.03% Dividends Share Repurchases (2) Net Income - Retained (3) $27.04 $26.56 $26.27 $25.64 $24.91 2Q26 1Q26 4Q25 3Q25 2Q25 9.58% 10.27% 10.41% 9.80% 10.54% 9.99% 10.70% 10.11% 10.62% 10.03% TCE/TA (1) TCE/TA (w/o AFS AOCI) (1) (1) Non - GAAP financial measure, refer to the non - GAAP reconciliation slides. (2) Includes shares purchased to satisfy employees’ tax liabilities upon the vesting of stock - based compensation of $0.4 million, $1.1 million, and $0.4 million for 2Q25, 1Q26, and 2Q26, respectively. (3) “Net Income – Retained” is equal to net income minus dividend payout and share repurchases. CAPITAL MANAGEMENT TCE / TA (1) Due to prudent capital management, while driving shareholder return through stable quarterly dividends and the share repurchase program, tangible book value per share (TBVPS) (1) increased 1.8% to $27.04 at the end of the second quarter. TBVPS (1) & TCE/TA (1) Dividends, Share Repurchases & TCE/TA (1) 㸦 $ in millions 㸧

21 REGULATORY CAPITAL Minimum Requirement Company Capital Conservation Buffer Pro Forma (1) Bank Company 6.50% CET1 Capital 4.50% 2.50% 7.00% CET1 Capital 13.40% 12.28% 12.73% 11.61% 8.00% Tier 1 Capital 6.00% 2.50% 8.50% Tier 1 Capital 13.40% 12.61% 12.73% 11.94% 10.00% Total Capital 10.50% 8.00% 2.50% Total Capital 14.48% 15.29% 13.82% 14.62% Well Capitalized Bank Pro Forma (1) (1) Pro forma illustrates capital ratios with unrealized AFS securities losses at June 30, 2026. Non - GAAP financial measure; refer to the non - GAAP reconciliation slide. The Company exceeded regulatory minimums and the Bank remained well capitalized at June 30 , 2026 .

22 USKC (1) LOANS & DEPOSITS USKC portfolio represented $825.9 million , or 13% of the loan portfolio, and $1.20 billion , or 17% of the deposit portfolio, at June 30, 2026. USKC CRE portfolio had a weighted average debt coverage ratio (2) of 2.00x and weighted average loan - to - value (2) of 52.8%. USKC Loans – Top 10 Industries (as of 2Q26) 29% 21% Auto Part Manufacturing RE Investment 19% 5% Hotel Food 4% Golf Course 4% Polyester Manufacturing 3% Education 2% Wholesale - Metal 2% Steel 9% 2% Computer Equipment Manufacturing Other 2% 2% 33% 18% Auto Part Manufacturing 13% Electronics/Home Appliances 9% Food 6% Steel 6% RE Investment/Leasing 4% Research and Development 4% All Other Financial Investment Activities 3% Wholesale - Houseware Management of Companies and Enterprises Electrical Auto Parts Other USKC Deposits – Top 10 Industries (as of 2Q26) 28% 26% 25% 24% 23% 72% 74% 75% 76% 77% $841 $910 $862 $818 $826 2Q25 3Q25 1Q26 2Q26 4Q25 CRE C&I USKC Loans by Product 㸦 $ in millions 㸧 USKC Deposits by Product 㸦 $ in millions 㸧 $950 53% 55% 60% 57% 61% 30% 29% 31% 34% 35% 2Q26 1Q26 4Q25 3Q25 2Q25 $1,040 $1,024 $1,131 $1,202 Demand Noninterest - bearing Money Market & Savings (1) U.S. subsidiaries of Korean corporations (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently. (3) Includes $11.0 million CRE loan designated nonaccrual at June 30, 2025. (4) Time deposits, not illustrated, represent the remainder to add to 100%. (4) (3)

23 Total >3 Years 1 - 3 Years <1 Year ($ in millions) Real Estate Loans 1,193.2 $ 525.8 $ 399.7 $ 267.7 $ Retail 858.6 355.5 268.3 234.8 Hospitality 479.1 65.7 204.7 208.7 Office 1,477.7 642.0 510.3 325.3 Other 4,008.6 $ 1,589.0 $ 1,383.0 $ 1,036.5 $ Commercial Property 13.8 - - 13.8 Construction 978.9 974.2 0.1 4.7 RRE/Consumer 5,001.2 $ 2,563.2 $ 1,383.1 $ 1,054.9 $ Total Real Estate Loans 1,171.3 508.8 236.4 426.1 C&I (1) 362.8 160.5 166.3 36.1 Equipment Finance 6,535.3 $ 3,232.5 $ 1,785.8 $ 1,517.1 $ Loans Receivable LOAN PORTFOLIO MATURITIES Note: numbers may not add due to rounding. (1) $361.8 million of C&I are lines of credit expected to be renewed and maintain a maturity of less than one year.

LOAN PORTFOLIO DIVERSIFICATION (1) $120.0 million, or 3.0%, and $34.9 million, or 0.9%, of the CRE portfolio are unguaranteed and guaranteed SBA loans, respectively. (2) $63.8 million, or 5.5%, and $47.7 million, or 4.1%, of the C&I portfolio are unguaranteed and guaranteed SBA loans, respectively. Retail 30% Hospitality 21% Multifamily 10% Industrial 11% Office 12% Gas Station 5% 3% Mixed Use Construction 1% Other 7% CRE Portfolio (1) $4,022M Manufacturing 31% Finance & 14% 6% Wholesale Retail Trade Insurance Trade 8% Healthcare 3% Real Estate Rental & Leasing 3% Other 35% C&I Portfolio (2) $1,171M • CRE (1) represents 62% of the total portfolio • C&I (2) represents 18% of the total portfolio. 24

California $2,541 63% Texas $408 10% New York $306 8% Illinois $109 3% Other $658 16% CRE Composition by State $4,022 CRE PORTFOLIO GEOGRAPHICAL EXPOSURE 25 California $7 50% Other $7 50% Construction by State $14 California $502 57% Texas $48 5% Illinois $14 2% New York $16 2% Other $298 34% Owner Occupied by State $878 California $1,764 66% Illinois $84 3% New York $206 8% Texas $279 10% Other $338 13% Investor (Non - owner Occupied) by State $2,671 California $268 58% New York $84 18% Texas $82 18% Illinois $11 3% Other $14 3% Multifamily by State $459 ($ in millions)

Rate Distribution Portfolio by State Fixed 75% Variable 25% OFFICE LOAN PORTFOLIO 26 (1) Segment represents exposure in CRE and excludes construction. 5.1% of the portfolio was owner occupied. (2) SBA CRE office loans were $9.6 million, or 2.0% of total office loans, at June 30, 2026. (3) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently. The CRE office portfolio (1) was $479.1 million (2) at June 30, 2026, representing 7% of the total loan portfolio. $4.1M Average balance of the portfolio 2.06x Weighted average debt coverage ratio (3) of the segment 57.0% Weighted average loan to value (3) of the segment 26.8% of the portfolio is expected to reprice in 1 to 3 months 0.07% of the office portfolio was delinquent 0.26% of the office portfolio was criticized Remaining = 3% 83% 8% 6%

27 HOSPITALITY SEGMENT (1) SBA loans in the hospitality segment were $22.0 million, or 2.6%, of total hospitality loans at June 30, 2026; excludes one $4.0 million hotel construction loan. (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently. (3) Metropolitan is categorized as a location that is in a major city and in proximity to downtown areas; destination is categorized as a hotel whose location/amenities make it a distinct tourist location; suburban is defined as areas outside of major city hubs and can include more rural areas. (4) Includes a special mention CRE loan of $55.0 million at June 30, 2026. The hospitality segment represented $858.6 million , (1) or 13% of the total loan portfolio and 21% of the total CRE portfolio, at June 30, 2026. $4.6M Average balance of the segment (excluding construction) 2.07x Weighted average debt coverage ratio (2) of the segment 51.7% Weighted average loan to value (2) of the segment $56.6M or 6 . 6% , of the hospitality segment was criticized as of June 30 , 2026 (4) Metropolitan (3) 60% Destination / Suburban (3) 27% Airport 5% Resort 6% Convention Center 2% Hospitality by Type

28 RETAIL SEGMENT The retail segment represented $1.20 billion , (1) or 18% of the total loan portfolio, and 30% of the total CRE portfolio, at June 30, 2026. $1.6M Average balance of the segment 2.00x Weighted average debt coverage ratio (2) of the segment 45.64% Weighted average loan to value (2) of the segment $24.7M or 2.07%, of the retail segment was criticized at June 30, 2026 $1.0M or 0.08%, of the retail segment was on nonaccrual status at June 30, 2026 California 69% Illinois Georgia 2% 3% Texas 12% Other 14% Percentage of Portfolio (1) SBA loans in the retail segment are $87.6 million, or 7.34% of total retail loans, at June 30, 2026. (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently.

29 Payment Performance RESIDENTIAL REAL ESTATE PORTFOLIO The RRE (1) portfolio was $978.9 million at June 30, 2026, representing 15% of the total loan portfolio. Our conservative underwriting policy focuses on high - quality mortgage originations with maximum Loan - to - Value (LTV) ratios between 60% and 70%, maximum Debt - to - Income (DTI) ratios of 43%, and minimum FICO scores of 680. 26.2% Fixed Non - QM 92% (3) Jumbo Non - QM 6% (4) QM 2% (2) (1) RRE includes $0.8 million of Home Equity Line of Credit (HELOC) and $5.0 million in consumer loans. (2) Qualified mortgage (QM) loans conform to the Ability - to - Repay (ATR) rules/requirements of CFPB. (3) Non - QM loans do not conform to the CFPB Dodd - Frank Act. (4) Jumbo Non - QM loan amounts exceed FHFA limits, but generally conform to the ATR/QM rules. Interest Rate Type 73.8% 9.6% 90.4% Variable 0.83% 0.46% Total 30 - 59 days delinquencies delinquency category Reset within the Reset after next 12 months 12 months 0.18% 60 - 89 days delinquency category $3.2M / 0.3% on nonaccrual status at June 30, 2026 Percentage of Portfolio

4% 5% 3% Remaining = 48% 11% 10% 4% 8% 3% 4% EQUIPMENT FINANCE PORTFOLIO 30 Transportation 18% Construction 15% Manufacturing 12% Waste Management 12% Professional Services 6% Health Care 6% Retail Trade 6% Other Services 4% Wholesale Trade 4% Hospitality 4% Portfolio by Industry (1) Other 13% (1) Other includes agriculture and real estate of 3% and 3%, respectively. The equipment finance portfolio represented $362.8 million , or 5% of the loan portfolio, at June 30, 2026. 27% 8% 6% 6% 5% 4% 4% 4% 4% 32% Portfolio by Equipment Portfolio by State

31 2 Q 26 FINANCIAL SUMMARY Note: Numbers may not add due to rounding. (1) Percentage change calculated from dollars in thousands; change in basis points for selected balance sheet items and performance metrics. (2) Non - GAAP financial measure, refer to the non - GAAP reconciliation slide. Y/Y Q/Q June 30, 2025 March 31, 2026 June 30, 2026 ($ in millions, except EPS) Income Statement Summary 11.8% 1.0% 57.1 $ 63.2 $ 63.9 $ Net interest income before credit loss 3.4% - 2.2% 8.1 8.5 8.3 Noninterest income 10.7% 0.6% 65.2 71.7 72.2 Operating revenue 7.4% 1.7% 36.3 38.4 39.0 Noninterest expense 14.9% - 0.6% 28.9 33.4 33.2 Preprovision net revenue - 84.5% - 59.0% 7.6 2.9 1.2 Credit loss (recovery) expense 50.6% 4.9% 21.2 30.5 32.0 Pretax income 38.6% 6.9% 6.1 7.9 8.5 Income tax expense 55.5% 4.2% $ 15.1 $ 22.6 $ 23.5 Net income 0.50 $ 0.75 $ 0.79 EPS - Diluted $ Selected Balance Sheet Items 3.6% - 0.2% 6,306 $ 6,545 $ 6,535 Loans receivable $ 3.4% 2.3% 6,729 6,801 6,955 Deposits 1.8% 2.1% 7,862 7,839 8,001 Total assets 6.5% 1.2% 763 $ 803 $ 813 $ Stockholders' equity 45 (8) 9.58% 10.11% 10.03% TCE/TA (2) Performance Metrics 41 2 0.79% 1.18% 1.20% Return on average assets 361 23 7.48% 10.86% 11.09% Return on average equity 29 (2) 3.07% 3.38% 3.36% Net interest margin (167) 59 55.74% 53.48% 54.07% Efficiency ratio Change (1)

32 N O N - G A A P R E C O N C I L I A T I O N : TANGIBLE COMMON EQUITY TO TANGIBLE ASSET RATIO (1) There were no preferred shares outstanding at the periods indicated. June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 Hanmi Financial Corporation $ 7,862,363 $ 7,856,731 $ 7,869,185 $ 7,839,227 $ 8,001,473 Assets (11,031) (11,031) (11,031) (11,031) (11,031) Less goodwill and other intangible assets $ 7,851,332 $ 7,845,700 $ 7,858,154 $ 7,828,196 $ 7,990,442 Tangible assets $ 762,834 $ 779,550 $ 796,386 $ 802,819 $ 812,680 Stockholders' equity (1) (11,031) (11,031) (11,031) (11,031) (11,031) Less goodwill and other intangible assets $ 751,803 $ 768,519 $ 785,355 $ 791,788 $ 801,649 Tangible stockholders' equity (1) 54,541 48,004 43,277 45,570 46,552 Add AFS securities AOCI $ 806,344 $ 816,523 $ 828,632 $ 837,358 $ 848,201 Tangible stockholders' equity without AFS securities AOCI (1) 9.70% 9.92% 10.12% 10.24% 10.16% Stockholders' equity to assets 9.58% 9.80% 9.99% 10.11% 10.03% Tangible common equity to tangible assets (TCE/TA) (1) 10.27% 10.41% 10.54% 10.70% 10.62% TCE/TA (w/o AFS securities AOCI) (1) 30,176,568 29,975,371 29,894,757 29,806,694 29,650,306 Common shares outstanding $24.91 $25.64 $26.27 $26.56 $27.04 Tangible common equity per common share (In thousands, except share, per share data and ratios)

33 N O N - G A A P R E C O N C I L I A T I O N : PRO FORMA REGULATORY CAPITAL $ 6,799,609 $ 6,799,609 $ 6,799,609 $ 6,799,594 $ 6,799,594 $ 6,799,594 Adjusted Risk weighted assets 14.48% 13.40% 13.40% 15.29% 12.61% 12.28% Regulatory capital ratio as reported - 0.66% - 0.67% - 0.67% - 0.67% - 0.67% - 0.67% Impact of unrealized losses on AFS securities 13.82% 12.73% 12.73% 14.62% 11.94% 11.61% Pro forma regulatory capital ratio Note: numbers may not add due to rounding (1) Pro forma capital ratios at June 30, 2026. Bank (1) Company (1) ($ in thousands) Total Risk - based Tier 1 Common Equity Tier 1 Total Risk - based Tier 1 Common Equity Tier 1 $ 985,599 $ 912,635 $ 912,635 $ 1,041,195 $ 858,231 $ 836,297 Regulatory capital (46,443) (46,443) (46,443) (46,552) (46,552) (46,552) Unrealized loss on AFS securities $ 939,156 $ 866,192 $ 866,192 $ 994,643 $ 811,679 $ 789,745 Adjusted regulatory capital $ 6,808,585 $ 6,808,585 $ 6,808,585 $ 6,808,155 $ 6,808,155 $ 6,808,155 Risk weighted assets Risk weighted assets impact of unrealized losses on AFS securities (8,561) (8,561) (8,561) (8,976) (8,976) (8,976)

34 N O N - G A A P R E C O N C I L I A T I O N : PREPROVISION NET REVENUE (In thousands) Percentage Change Q2 - 26 Q2 - 26 June 30, September 30, December 31, March 31, June 30, vs. Q1 - 26 vs. Q2 - 25 2025 2025 2025 2026 2026 Hanmi Financial Corporation $ 15,117 7,631 $ 22,061 2,145 $ 21,239 1,943 $ 22,557 2,892 $ 23,505 1,186 Net income Add back: Credit loss expense 6,115 9,396 8,887 7,925 8,475 Income tax expense - 0.6% 14.9% $ 28,863 $ 33,602 $ 32,069 $ 33,374 $ 33,166 Preprovision net revenue